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                                                                  EXHIBIT 10.10

                              ELASTIC NETWORKS INC.
                          EMPLOYEE STOCK PURCHASE PLAN

1.   PURPOSE.

     The purpose of the Elastic Networks Inc. Employee Stock Purchase Plan is to provide employees of the Company and selected subsidiary corporations within the meaning of Code Section 424(f) with an opportunity to become owners of the Company through the purchase of shares of Common Stock of the Company. The Company intends the Plan to qualify as an employee stock purchase plan under Code Section 423. Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of Code Section 423.

2.   DEFINITIONS.

     (a) "Code" means the Internal Revenue Code of 1986, as amended.

     (b) "Company" means Elastic Networks Inc.

     (c) "Common Stock" means the common stock, $.01 par value per share, of the Company.

     (d) "Compensation" means the regular compensation, including overtime, bonuses and commissions that the Company or a Designated Subsidiary pays to an Employee during an Offering Period.

     (e) "Committee" means the committee described in Paragraph 12.

     (f) "Designated Subsidiary" means a Subsidiary that has adopted the Plan pursuant to Paragraph 12.

     (g) "Employee" means any person who customarily works as a common law employee for the Company or a Designated Subsidiary for more than 20 hours per week and for more than five months during any calendar year.

     (h) "Offering Periods" means each successive six month period beginning on January 1 and July 1, with the first such period commencing on January 1, 2001.

     (i) "Participant" means an Employee who has completed an authorization form under Paragraph 5 and elected to contribute to the Plan through payroll deductions.

     (j) "Plan" means the Elastic Networks Inc. Employee Stock Purchase Plan.

     (k) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an option is granted to a Participant under the Plan, each of the corporations other than the last corporation in the unbroken chain owns


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stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.   ELIGIBILITY.

     An Employee whom the Company or a Designated Subsidiary has employed continuously for one year as of the first day of an Offering Period shall be eligible to participate in the Plan for that Offering Period.

4.   OFFERING PERIOD.

     The Committee will send to each Employee upon fulfilling the eligibility requirements of Paragraph 3 a notice advising the Employee of his or her right to participate in the Plan for the ensuing Offering Period.

5.   PARTICIPATION.

     An Employee who meets the eligibility requirements of Paragraph 3 may become a Participant for an Offering Period by completing an authorization notice and delivering it to the Committee within a reasonable period of time prior to the first day of such Offering Period. All Participants receiving options under the Plan shall have the same rights and privileges.

6.   METHOD OF PAYMENT.

     A Participant may contribute to the Plan through payroll deductions, as follows:

     (a) The Participant shall elect on an authorization notice to have deductions made from his or her Compensation for each payroll period during the Offering Period at a rate which shall be at least 1% but not in excess of 15% of his or her Compensation.

     (b) All payroll deductions shall be credited to the Participant's account under the Plan. No interest or earnings shall accrue on any payroll deductions credited to such accounts.

     (c) Payroll deductions shall commence on the first payday coinciding with or following the first day of each Offering Period and shall end with the last payday preceding or coinciding with the end of that Offering Period, unless the Participant sooner withdraws as authorized under Paragraph 10 below.

     (d) A Participant may not alter the rate of payroll deductions during the Offering Period.


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7.   GRANTING OF OPTION.

     (a) On the first day of each Offering Period, a Participant shall receive options to purchase a number of shares of Common Stock with funds withheld from his or her Compensation, subject to the adjustments provided for in Paragraph 16 below. Such number or shares shall be determined at the end of the Offering Period according to the following procedure:

Step 1 -- Determine the amount the Company withheld from Compensation since the beginning of the Offering Period;

Step 2 -- Determine the amount which represents 85% of the lower of fair market value of a share of Common Stock on the (I) first day of the Offering Period, or (II) the last day of the Offering Period; and

Step 3 -- Divide the amount determined in Step 1 by the amount determined in Step 2 and round down the quotient to the nearest whole number.

     (b) For purposes of the immediately preceding Subparagraph (a), the fair market value of a share of Common Stock as of each date described in Step 2 shall be determined as follows: (i) if the Common Stock is traded on a national securities exchange, the closing sale price on that date; (ii) if the Common Stock is not traded on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") for such date; (iii) if no such closing sale price information is available, the average of the closing bid and asked prices as reported by Nasdaq for such date; or (iv) if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service for such date. If any date described in Step 2 is not a trading day, the fair market value of a share of Common Stock for such date shall be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day.

     (c) No Participant shall receive options:

          (i) if, immediately after the grant, that Participant would own shares, or hold outstanding options to purchase shares, or both, possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or any Subsidiaries; or

          (ii) which permits the Participant to purchase shares under all employee stock purchase plans of the Company and any Subsidiary with a fair market value (determined at the time the options are granted) that exceeds $25,000 in any calendar year.


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8.   EXERCISE OF OPTION.

     (a) Unless a Participant effects a timely withdrawal pursuant to Paragraph 10 below, his or her option for the purchase of shares of Common Stock during an Offering Period will be automatically exercised on the day following the last day of that Offering Period for the purchase of the maximum number of full shares which the sum of the payroll deductions credited to the Participant's account during such Offering Period can purchase pursuant to the formula specified in Paragraph 7(a) hereof.

     (b) The disposition of any payroll deductions credited to a Participant's account during the Offering Period which are not used for the purchase of shares shall be as follows:

          (i) If the Participant has elected to withdraw from the Plan as of the end of the Offering Period, the Company shall deliver the amount of the payroll deductions to the Participant.

          (ii) The amount of any excess payroll deductions shall be applied to the purchase of shares in the immediately succeeding Offering Period.

9.   DELIVERY OF COMMON STOCK.

     As soon as administratively feasible after the end of each Offering Period, the Company shall deliver to each Participant or, in the alternative, to a custodian that the Committee designates, the shares of Common Stock the Participant purchased upon the exercise of the option. In the event of the delivery of the shares to a custodian, the Participant may elect at any time thereafter to take possession of the shares or to have the Committee deliver the shares to any brokerage firm.

10.  WITHDRAWAL FROM THE PLAN.

     (a) A Participant will be deemed to have elected to participate in each subsequent Offering Period following his or her initial election to participate in the Plan, unless the Participant files a written withdrawal notice with the Committee at least ten days prior to the beginning of the Offering Period as of which the Participant desires to withdraw from the Plan.

     (b) A Participant may withdraw all, but not less than all, payroll deductions credited to his account for an Offering Period at any time during such Offering Period by delivering a written notice to the Committee at least ten days prior to the end of such Offering Period. A Participant who for any reason, including retirement, termination of employment or death, ceases to be an Employee prior to the last day of any Offering Period will be deemed to have withdrawn from the Plan as of the date of such cessation.

     (c) Upon the withdrawal of a Participant from the Plan under the terms of Subparagraph



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(b) above, his or her outstanding options under this Plan shall immediately terminate.

     (d) In the event a Participant withdraws from the Plan for any reason, the Company will pay to the Participant all payroll deductions credited to his or her account or, in the event of death, to the persons entitled thereto under the terms of Paragraph 14, as soon as administratively feasible after the date of such withdrawal and no further deductions will be made from the Participant's Compensation.

     (e) A Participant who has elected to withdraw from the Plan may resume participation in the same manner and pursuant to the same rules as any Employee making an initial election to participate in the Plan; provided, however, that any Participant who is an officer or director of the Company or any Subsidiary and who withdraws from the Plan for any reason shall not be permitted to resume participation any earlier than the first day of an Offering Period which is more than six months after the effective date of the withdrawal or any earlier date that will permit transactions under the Plan to continue to be exempt within the meaning of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended.

11.  STOCK.

     (a) The shares of Common Stock that the Company shall sell to Participants under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for such purpose. The maximum number of shares made available for sale under the Plan shall be 500,000 subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 16 below. If the total number of shares for which options are to be exercised in accordance with Paragraph 8 exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable.

     (b) A Participant will have no interest in shares covered by his or her option until the Participant exercises the option.

     (c) Shares that a Participant purchases under the Plan will be registered in the name of the Participant, or if the Participant so directs by written notice to the Committee prior to the last day of the Offering Period, in the names of the Participant and one other person the Participant designates, as joint tenants with rights of survivorship.

     (d) A Participant may not sell or transfer shares he or she acquired pursuant to the exercise of options granted during an Offering Period prior to the expiration of one year from the last day of such Offering Period, except in the event of disability or death.


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12.  ADOPTION OF PLAN BY SUBSIDIARIES.

     Any Subsidiary, if authorized to do so by the Company, may adopt the Plan by action of its board of directors. Such action shall state the effective date of the adoption of the Plan.

13.  ADMINISTRATION.

     The compensation committee of the Board of Directors of the Company shall administer the Plan. The Board of Directors of the Company shall determine the composition of the Committee and may at any time remove members from, or add members to, or fill vacancies therein. The Committee shall be vested with full authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination or action of the Committee in connection with the administration or interpretation of the Plan shall be final and binding upon each Employee, Participant and all persons claiming under or through any Employee or Participant.

14.  DESIGNATION OF BENEFICIARY.

     (a) A Participant may file with the Committee a written designation of a beneficiary who is to receive any payroll deductions credited to the Participant's account under the Plan or any shares of Common Stock owed to the Participant under the Plan in the event of the Participant's death. A Participant may change a beneficiary at any time by filing a notice in writing with the Committee.

     (b) Upon the death of a Participant and upon receipt by the Committee of proof of the identity and existence of the Participant's designated beneficiary, the Committee shall deliver such cash or shares, or both, to the beneficiary. In the event a Participant dies and is not survived by a beneficiary that the Participant designated in accordance with the immediately preceding Subparagraph
(a), the Committee shall deliver such cash or shares, or both, to the personal representative of the estate of the deceased Participant. If to the knowledge of the Committee no personal representative has been appointed within 90 days following the date of the Participant's death, the Committee, in its discretion, may deliver such cash or shares, or both, to the surviving spouse of the deceased Participant, or to any one or more dependents or relatives of the deceased Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

     (c) No designated beneficiary shall acquire any interest in such cash or shares prior to the death of the Participant.

15.  TRANSFERABILITY.

     A Participant may not assign, pledge or otherwise dispose of payroll deductions credited to the Participant's account nor any rights to exercise an option or to receive shares of Common Stock



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under the Plan other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Employee Retirement Income Security Act. Any other attempted assignment, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw in accordance with Paragraph 10 above.

16.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     In the event that, by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of Common Stock, the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of securities of the Company, the Committee shall make an appropriate adjustment to the number and kind of shares available for the granting of options, and as to which outstanding options shall be exercisable, and to the option price.

     Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving a merger, consolidation or acquisition of the stock or the assets of the Company, the Committee in its discretion (a) may declare the Plan's termination in the same manner as if the Board of Directors had terminated the Plan pursuant to Paragraph 17 below, or (b) may declare that any option shall apply to the securities of the resulting corporation and each option to purchase one share of the Common Stock shall entitle the Participant to purchase the same number of securities of the resulting corporation as a holder of a share of common Stock would be entitled to receive for such share.

     Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to any option or the option price except as this Paragraph 16 specifically provides. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

17.  AMENDMENT OR TERMINATION.

     The Board of Directors of the Company may at any time terminate or amend the Plan. Any amendment of the Plan that (i) materially increases the benefits to Participants, (ii) materially increases the number of securities that may be issued under the Plan, or (iii) materially modifies the eligibility requirements for participation in the Plan shall be subject to approval of the shareholders of the Company. The Company shall refund to each Participant the amount of payroll deductions credited to his or her account as of the date of termination as soon as administratively feasible following the effective date of the termination.


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18.  NOTICES.

     All notices or other communications by a Participant to the Committee or the Company shall be deemed to have been duly given when the Secretary of the Company receives them or when any other person the Company designates receives the notice or other communication in the form the Company specifies.

19.  NO CONTRACT.

     This Plan shall not be deemed to constitute a contract between the Company or any Subsidiary and any Employee or to be a consideration or an inducement for the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee at any time regardless of the effect which such discharge shall have upon him or her or any options granted hereunder.

20.  APPROVAL OF SHAREHOLDERS.

     The Plan shall be submitted to the shareholders of the Company for their approval within 12 months after the Board of Directors of the Company adopts the Plan. The adoption of the Plan is conditioned upon the approval of the shareholders of the Company, and failure to receive their approval shall render the Plan and all outstanding options thereunder void and of no effect.


     IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this _____ day of August, 2000.


                                         ELASTIC NETWORKS INC.


                                         By:___________________________________

                                         Title:________________________________

                                                 [CORPORATE SEAL]

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                              ELASTIC NETWORKS INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                PARTICIPATION AGREEMENT AND AUTHORIZATION NOTICE

Name:  ____________________________________________

Address:  _________________________________________

Telephone Number:  ________________________________

Social Security Number:  __________________________

Date of Employment:  ______________________________

Elastic Networks Inc. (the "Company") is pleased to inform you that you are now eligible to participate in the Company's Employee Stock Purchase Plan (the "Plan"). This means that you may authorize the Company to deduct money from you paycheck each pay period and to use that money to purchase shares of stock in the Company.

By signing this Participation Agreement and Authorization Notice, you agree that you have read and understand the Elastic Networks Inc. Employee Stock Purchase Plan.

1.   PAYROLL DEDUCTION

When do you want your enrollment in the Plan to become effective? [check one]

     _____  Beginning with the January 1, 20__, offering period.

     _____  Beginning with the July 1, 20__, offering period.

What percentage of your pay do you want the Company to deduct each pay period for deposit into your Plan account?

     _____ Percent [1% to 15% in whole number percentages]

Before any six-month period beginning on any January 1 or July 1, you may change the percentage that is deducted from your pay. If you choose to change the percentage deducted, you must contact the Company and complete a Notice to Change Payroll Deductions prior to the beginning of the six-month period.


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2.   BENEFICIARY DESIGNATION

Your beneficiary is the person you want to receive any payroll deductions credited to your account under the Plan or any shares of stock you are owed under the Plan in the event of your death. You may change the person you designate as your beneficiary at any time by giving the Company written notice.

To designate someone to be your beneficiary, please provide the following information:

     Name of Beneficiary: ____________________________________

     Beneficiary's Address: __________________________________

                            __________________________________

     Beneficiary's Telephone Number: _________________________

     Beneficiary's Relationship to Me:  ______________________

3.   REGISTRATION OF SHARES

You may have your shares of stock registered in your name only or in the names of you and your beneficiary jointly. If you elect to register your stock jointly with your beneficiary, this means that, upon your death, that person automatically will be the sole owner of the shares of stock.

How do you want to have your shares of stock registered? [check one]

     _____  In my name only

     _____ Jointly in my name and in the name of my beneficiary designated in paragraph 2 above

You understand that you will be enrolled in subsequent six-month offering periods automatically, unless you submit to the Company a Participation Withdrawal Notice at least ten days prior to the beginning of the next six-month offering period.

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Signature                                   Date


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                              ELASTIC NETWORKS INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                         PARTICIPATION WITHDRAWAL NOTICE

Name:  __________________________________________

Address:  _______________________________________

Telephone Number:  ______________________________

Social Security Number:  ________________________

Date of Employment:  ____________________________

     I withdraw from participation in the Elastic Networks Inc. Employee Stock Purchase Plan (the "Plan") effective on the ____ day of _________ [January or July], 20__. I understand that Elastic Networks Inc. (the "Company") will return to me, as soon as possible, all payroll deductions credited to my account, and that no further deductions will be made from my pay under the Plan. I also understand that any outstanding options I may have to purchase stock under the Plan will terminate immediately upon my withdrawal from the Plan.

     I also understand that I may resume participation in the Plan, beginning with the next six-month offering period, by completing a new Participation Agreement and Authorization Notice prior to the next period; except that, if I am an officer or director of the Company or its subsidiary, generally I may not resume participation in the Plan for at least six months after the effective date of my withdrawal unless the federal securities laws permit the resumption of participation at an earlier date.


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Signature                                   Date


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                              ELASTIC NETWORKS INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                       NOTICE TO CHANGE PAYROLL DEDUCTIONS

Name:  __________________________________________

Address:  _______________________________________

Telephone Number:  ______________________________

Social Security Number:  ________________________

Date of Employment:  ____________________________

     I request that Elastic Networks Inc. (the "Company") change the percentage that the Company deducts from my pay each pay period, under the Company's Employee Stock Purchase Plan, from ___% to ___%. I understand that this change will become effective at the beginning of the next six-month offering period after the date of this notice.


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Signature                                   Date


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